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                                                                    EXHIBIT 23.3

                         INDEPENDENT AUDITORS' CONSENT

The Board of Directors
V.I. Technologies, Inc.

We consent to the use of our report included herein and to the reference to our firm under the heading "Experts" in the prospectus.


Jericho, New York
February 26, 1998